Exhibit 10.2

GENERAL SECURITY AGREEMENT

THIS AGREEMENT dated for reference May__, 2008 is between:

RED MILE ENTERTAINMENT, INC. a Delaware company having an office at 223 San Anselmo Avenue, Suite #3, San Anselmo, CA 94960

 (the “Debtor”)

AND

SILVERBIRCH INC., an Ontario company having an office at Suite 500, 150 Ferrand Drive, Toronto, Ontario M3C 3E5

 (the “Secured Party”)

PART 1- SECURITY INTERESTS

1.1 Security Interests.  For valuable consideration and as security for the payment and performance of the Obligations (as later defined) the Debtor hereby mortgages, charges, assigns and transfers to the Secured Party, and grants to the Secured Party a security interest in, and the Secured Party hereby takes a security interest in, all the Debtor’s right, title and interest in and to all of the Debtor’s present and after-acquired property and all proceeds thereof (except the property of the Debtor described in paragraphs 1.2 and 1.4) of whatsoever nature and kind and wherever situate including, without limiting the generality of the foregoing:

(a)
Accounts.  All debts, accounts, claims, monies and choses in action which now are, or which may at any time hereafter be due or owing to or owned by the Debtor, and all books, records, documents, papers and electronically recorded data recording, evidencing, securing or otherwise relating to such debts, accounts, claims, monies and choses in action or any part or parts thereof (collectively “Accounts”);

(b)
Equipment.  All present and future equipment now or hereafter owned by the Debtor, including all machinery, fixtures, plants, tools, furniture, vehicles of any kind or description, all spare parts, accessions and accessories located at or installed in or affixed or attached to any of the foregoing, and all drawings, specifications, plans and manuals relating thereto and any other goods that are not Inventory (collectively “Equipment”);

(c)
Inventory. All present and future inventory of whatever kind now or hereafter owned by the Debtor, including all raw materials, materials used or consumed in the business or profession of the Debtor, goods, work in progress, finished goods, returned goods, repossessed goods, goods used for packing, all packaging materials, supplies and containers, materials used in the business of the Debtor whether or not intended for sale and goods acquired or held for sale, lease or resale or furnished or to be furnished under contracts of rental or service (collectively “Inventory”); and

(d)	Other Personal Property. All chattel paper, documents of title, instruments and securities now or hereafter owned by the Debtor that are not Accounts, Equipment or Inventory.

1.2 Intangibles.  For valuable consideration and as security for the payment and performance of the Obligations (as later defined) the Debtor grants to the Secured Party a security interest in, and the Secured Party takes a security interest in, all the Debtor’s right, title and interest in and to all the Debtor’s present and after-acquired intangible property (save and except for Accounts) wherever situate and now or hereafter owned by the Debtor including, without limitation, all contractual rights, licenses, goodwill, patents, trademarks, trade names, copyrights, other industrial designs and other industrial or intellectual property and undertaking of the Debtor and all other choses in action of the Debtor of every kind which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor and all other intangible property of the Debtor which is not Accounts, goods, chattel paper, documents of title, instruments, money or securities.

1.3 Collateral.  The term “Collateral” means collectively all of the Debtor’s right, title and interest in and to all of the Debtor’s present and after-acquired property and all proceeds thereof (except the property of the Debtor described in paragraph 1.4) of whatsoever nature and kind and wherever situate including without limiting the generality of the foregoing all of the property described in paragraphs 1.1(a) to (d) inclusive and paragraph 1.2.

1.4 Exclusions. The security interests granted in this Agreement do not apply or extend to:

(a)	any real property or interests therein of the Debtor;

(b)
the last day of any term created by any lease or agreement therefor now held or hereafter acquired by the Debtor but the Debtor will stand possessed of the reversion thereby remaining in the Debtor of any leasehold premises upon trust for the Secured Party to assign and dispose thereof as the Secured Party or any purchaser of such leasehold premises directs;

(c)
other than the in connection with a United States General Security Agreement, any lease or other agreement which contains a provision which provides in effect that such lease or agreement may not be assigned, subleased, charged or encumbered without the leave, licence, consent or approval of the lessor, until such leave, licence, consent or approval is obtained and the security interest created hereby will attach and extend to such lease or agreement as soon as such leave, licence, consent or approval is obtained; and

(d)	any consumer goods of the Debtor.

1.5 Attachment. The Debtor and the Secured Party do not intend to postpone the attachment of the security interests hereby created save as provided in paragraph 1.4(c) and except as provided therein the security interests hereby created will attach when:

(a)	this Security Agreement has been executed, or in the case of after-acquired property, such property has been acquired by the Debtor;

(b)	value has been given; and

(c)	the Debtor has rights in the Collateral, or in the case of after-acquired property, acquires rights in the Collateral.

1.6 Notification.  If this Security Agreement grants a security interest in Accounts, after an Event of Default (as later defined) has occurred, the Secured Party may notify any debtor of the Debtor on an intangible, chattel paper, or account, or any obligor on an instrument (“Account Debtor”) to make all payments on Collateral to the Secured Party and the Debtor acknowledges that the proceeds of all sales, or any payments on or other proceeds of the Collateral, including but not limited to payments on, or other proceeds of, the Collateral received by the Debtor from any Account Debtor, after notification to such Account Debtor and after default under this Agreement will be received and held by the Debtor in trust for the Secured Party and will be turned over to the Secured Party upon request and the Debtor will not commingle any proceeds of or payments on the Collateral with any of the Debtor’s funds or property, but will hold them separate and apart.

1.7 Purchase Money Security Interests.  The security interests created hereby will constitute purchase money security interests to the extent that any of the Obligations (as later defined) are monies advanced by the Secured Party to the Debtor for the purpose of enabling the Debtor to purchase or acquire rights in any of the Collateral and were so used by the Debtor and a certificate of an officer of the Secured Party as to the extent that the Obligations are monies so advanced and used will be prima facie proof of the purchase money security interests constituted hereby.

PART 2- OBLIGATIONS SECURED

2.1 Obligations.  This Security Agreement and the security interests hereby created will be continuing security for the payment of all and every indebtedness, both present and future, of the Debtor to the Secured Party (the “Obligations”).

PART 3- REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties.  The Debtor represents and warrants to the Secured Party the following:

(a)	Corporate Requirements. If the Debtor is a corporation:

(i)	it is duly incorporated and it is in good standing under the laws of its incorporating jurisdiction;

(ii)	it has the power and authority to carry on the business now being carried on by it and has the full power and authority to execute and deliver this Security Agreement;

(iii)
all necessary and requisite corporate proceedings, resolutions and authorizations have been taken, passed, done and given by it and by its directors to authorize, permit and enable it to execute and deliver this Security Agreement; and

(iv)
the entering into of this Security Agreement is not in contravention of any statute, the organizational or constating documents of the Debtor or any agreement or other document to which the Debtor is a party;

(b)
No Actions.  There are no actions or proceedings pending or, to the knowledge of the Debtor, threatened which challenge the validity of this Security Agreement or which might result in a material adverse change in the financial condition of the Debtor or any of its subsidiaries or which would materially adversely affect the ability of the Debtor to perform its obligations under this Security Agreement or any document evidencing any indebtedness of the Debtor to the Secured Party;

(c)
Owns Collateral. Other than the subordinated interest held by Tiger Paw Capital Corp., the Debtor owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens and claims;

(d)	Right and Authority. The Debtor has the right and authority to create the security interests created in this Agreement;

(e)	Location of Collateral. The only locations of Collateral (other than Inventory in transit) and the only places the Debtor carries on business are described in Schedule 2;

(f)	Financial Information. All financial information and financial statements supplied to the Secured Party by or for the Debtor:

(i)	are not untrue in any material respect;

(ii)	have revealed all material facts the omission of which would make such information or statements misleading;

(iii)
disclose all facts which materially adversely affect, or so far as the Debtor can reasonably foresee will materially adversely affect, the Debtor’s financial condition, the Collateral or the Debtor’s ability to perform its obligations hereunder; and

(iv)	in the case of financial statements, have been prepared in accordance with generally accepted accounting principles.

3.2 Reliance and Survival.  All representations and warranties of the Debtor made in this Agreement or in any certificate or other document delivered by or on behalf of the Debtor for the benefit of the Secured Party are material, will survive the execution and delivery of this Security Agreement and will continue in full force and effect without time limit.  The Secured Party will be considered to have relied upon each such representation and warranty in spite of any investigation made by or on behalf of the Secured Party at any time.

PART 4- POSITIVE COVENANTS

4.1 Positive Covenants.  The Debtor covenants with the Secured Party the following:

(a)	Defend Collateral. It will defend the Collateral against all claims and demands of all persons claiming the Collateral or an interest therein at any time;

(b)
Lists of Accounts.  If the Collateral includes Accounts, the Debtor will deliver to the Secured Party, within 30 days following a written request by the Secured Party, an aged list of the Accounts in a form acceptable to the Secured Party acting reasonably;

(c)
Provide Information.  Upon the demand by the Secured Party it will furnish in writing to the Secured Party all information requested concerning the Collateral and that it will promptly advise the Secured Party of the serial number, year, make and model of each serial numbered good at any time included in the Collateral;

(d)
Other Indebtedness.  It will pay and discharge as they become due all payments due and owing under or concerning any previous indebtedness created or security given by the Debtor to any person or corporation and will observe, perform and carry out all the terms, covenants, provisions and agreements relating thereto and any default in payment of any monies due and payable under or relating to any material previous indebtedness or security or in the observance, performance or carrying out of any of the material terms, covenants, provisions and agreements relating thereto will be considered to be a default hereunder at the option of the Secured Party and any and all remedies available to the Secured Party hereunder by reason of any default hereunder or by law or otherwise will be immediately available to the Secured Party upon any default of the Debtor under the previous material indebtedness created or security given by the Debtor;

(e)
Right of Inspection. Upon an Event of Default, the Secured Party will have the right either by its officers or authorized agents upon notice to enter upon the Debtor’s premises and to inspect the Collateral, all books of account and records of the Debtor and copies of all returns made from time to time by the Debtor to boards, agencies or governmental departments and to make extracts therefrom and generally to conduct such examinations as it may see fit and without limiting the generality of the foregoing, the Secured Party may request information from the Debtor and the Debtor shall provide such information concerning the affairs and the conduct of business of the Debtor as the Secured Party may request and any reasonable costs, expenses and outlays which the Secured Party may incur pursuant hereto will be payable immediately by the Debtor to the Secured Party, will bear interest at the highest rate borne by any of the other Obligations and will, together with such interest, form part of the Obligations secured by this Security Agreement.  Except as may be necessary for the enforcement of the security provided hereunder and the recovery of the Obligations by the Secured Party, the Secured Party will retain all information and documentation received pursuant to this subsection (e) in confidence.  The Secured Party acknowledges that the information collected under this subsection (e) may constitute material non-public information of the Debtor and agrees to comply with all applicable securities laws in connection with receiving such information, including laws with respect to insider trading and “tipping”;

(f)
Costs of Preparation & Enforcement.  It will pay all reasonable costs, charges and expenses of and incidental to the taking, preparation, execution and registering notice (and any amendments and renewals of such notice) of this Security Agreement and in taking, recovering, keeping possession of or inspecting the Collateral and generally in any other proceedings taken in enforcing the remedies in this Security Agreement or otherwise in connection with this Security Agreement or by reason of non-payment or procuring payment of the monies hereby secured;

(g)
Costs Caused by Default.  If the Debtor makes default in any covenant to be performed by it hereunder, the Secured Party may perform any covenant of the Debtor capable of being performed by the Secured Party and if the Secured Party is put to any costs, charges, expenses or outlays to perform any such covenant, the Debtor will indemnify the Secured Party for such reasonable costs, charges, expenses or outlays and such costs, charges, expenses or outlays (including solicitors’ fees and charges incurred by the Secured Party on an “own client” basis) will be payable immediately by the Debtor to the Secured Party, will bear interest at the highest rate borne by any of the other Obligations and will, together with such interest, form part of the Obligations secured by this Security Agreement;

(h)	Court Costs. In any judicial proceedings taken to enforce this Security Agreement and the covenants of the Debtor hereunder the Secured Party will be entitled to special costs.

Any costs so recovered will be credited against any solicitors’ fees and charges paid or incurred by the Secured Party relating to the matters in respect of which the costs were awarded and which have been added to the monies secured hereunder pursuant to the foregoing clause;

(i)
Notice of Litigation.  Other than litigation ongoing at the date of execution of this Agreement which has been publicly disclosed by the Debtor, it will give written notice to the Secured Party of all material litigation before any court, administrative board or other tribunal affecting the Debtor or the Collateral or any part thereof;

(j)
Corporate Existence etc.  It will at all times maintain its corporate existence; that it will carry on and conduct its business in a proper, efficient and businesslike manner and in accordance with good business practice; and that it will keep or cause to be kept proper books of account in accordance with sound accounting practice;

(k)
Taxes.  It will pay all taxes, rates, levies, charges, assessments, statute labour or other imposition whatsoever now or hereafter rated, charged, assessed, levied or imposed by any lawful authority or otherwise howsoever on it, on the Collateral or on the Secured Party in respect of the Collateral or any part or parts thereof, or any other matter or thing in connection with this Security Agreement, save and except when and so long as the validity of such taxes, rates, levies, charges, assessments, statute labour or other imposition is in good faith contested by it, and will, if and when required in writing by the Secured Party, furnish for inspection the receipts for any such payments;

(l)
Payments.  It will promptly pay or remit all amounts which if left unpaid or unremitted might give rise to a lien or charge on any of the Collateral ranking or purporting to rank in priority to any security interest created by this Security Agreement;

(m)
Further Assurances.  It will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, such further acts, deeds, mortgages, transfers and assurances as the Secured Party will reasonably require for the better assuring, charging, assigning and conferring unto the Secured Party the Collateral and the security interests intended to be created hereunder, for the purpose of accomplishing and effecting the intention of this Security Agreement;

(n)
Purchase Monies.  If the Secured Party advances money to the Debtor for the purpose of enabling the Debtor to purchase or acquire rights in any Collateral the Debtor will use such money only for that purpose and will promptly provide the Secured Party with evidence that such money was so applied;

PART 5- NEGATIVE COVENANTS

5.1 Negative Covenants.  The Debtor covenants and agrees with the Secured Party that it will not, without the prior written consent of the Secured Party which will not be unreasonably withheld:

(a)	Change Name. Change its name;

(b)	Amalgamate. Amalgamate or otherwise merge its business with the business of any other person;

(c)	Continue. Continue from the jurisdiction which presently exercises primary corporate governance over the affairs of the Debtor;

(d)
Permit Charges.  Permit the Collateral or any part or parts thereof to become subject to any mortgage, charge, lien, encumbrance or security interest which would rank equal to or in priority to any mortgage, charge, lien, encumbrance or security interest created by this Agreement or otherwise granted in favour of the Secured Party, whether made, given or created by the Debtor or otherwise;

(e)
Sell Collateral.  Save as permitted in paragraph 5.2 and paragraph 5.3 sell, lease or otherwise dispose of the Collateral or any part or parts thereof (and in the event of any sale, lease or other disposition permitted or consented to it will pay the proceeds to the Secured Party), except in the ordinary course of business;

(f)	Abandon Collateral. Release, surrender or abandon the Collateral or any part or parts thereof;

(g)	Move Collateral. Move the Collateral or any part or parts thereof outside of California (and will promptly advise the Secured Party of the new location or locations);

5.2 Sale of Inventory.  If this Security Agreement grants a security interest in Inventory, until an Event of Default has occurred and the Secured Party has determined to enforce the security interests hereby created, the Debtor may only sell Inventory in the ordinary course of business and provided that all sales will be on commercially reasonable terms.

5.3 Sale of Equipment.  If this Security Agreement grants a security interest in Equipment, until an Event of Default has occurred and the Secured Party has determined to enforce the security interests hereby created, the Debtor may sell Equipment:

(a)	which is replaced by Equipment of like or superior quality and capacity (“Replacement Equipment”), or

(b)	which is obsolete, worn out or otherwise no longer used or useful to the Debtor in its business,

and the proceeds of which are applied to the purchase price of Replacement Equipment.

PART 6- DEFAULT AND ENFORCEMENT

6.1 Events of Default.  The happening of any Event of Default under the Credit Agreement shall be deemed to be an Event of Default hereunder.

6.2 Acceleration.  If any Event of Default occurs, the Secured Party, in its sole and absolute discretion, may declare all or any part of the Obligations (whether or not by its terms payable on demand) immediately due and payable.

6.3 Remedies of the Secured Party.  If the security interests hereby created become enforceable, subject to applicable law the Secured Party may enforce its rights by any one or more of the following remedies:

(a)
Take Possession.  By taking possession of the Collateral or any part thereof, and collecting, demanding, suing, enforcing, recovering, receiving and otherwise getting in the same and for that purpose entering into and upon any lands, tenements, buildings, houses and premises wheresoever and whatsoever and to do any act and take any proceedings in the name of the Debtor, or otherwise, as the Secured Party will consider necessary;

(b)	Court Appointed Receiver. By proceedings in any court of competent jurisdiction for the appointment of a receiver or receiver-manager of all or any part of the Collateral;

(c)	Court Ordered Sale. By proceedings in any court of competent jurisdiction for the sale or foreclosure of all or any part of the Collateral;

(d)	File Proofs of Claim. By filing of proofs of claim and other documents to establish its claims in any proceeding or proceedings relating to the Debtor;

(e)	Appoint Receiver. By appointment by instrument in writing of a receiver or receiver-manager of all or any part of the Collateral;

(f)	Sale or Lease. By sale or lease by the Secured Party of all or any part of the Collateral (whether or not it has taken possession of the same);

(g)	Voluntary Foreclosure. By retaining any of the Collateral in satisfaction of all or part of the Obligations, in accordance with paragraph 6.9; and

(h)
Other Remedies.  By any other remedy or proceeding authorized or permitted hereby or by law or equity (including all of the rights and remedies of a secured party under the Personal Property Security Act (Ontario) (the “PPSA”) in effect from time to time);

and in exercising, delaying in exercising or failing to exercise, any such right or remedy the Secured Party will not incur any liability to the Debtor except as prescribed by applicable law.

6.4 Power of Sale.  The provisions of paragraph 6.5(g) will apply, mutatis mutandis, to a sale or lease of any of the Collateral by the Secured Party under paragraph 6.3(f).

6.5 Receiver or Receiver-Manager.  Any time after the security interests hereby created have become enforceable, the Secured Party may from time to time appoint in writing any qualified person to be a Receiver or Receiver and Manager (“Receiver”) of the Collateral and may likewise remove any such person so appointed and appoint another qualified person in his stead.  Any such Receiver appointed hereunder will have the following powers:

(a)
Take Possession. To take possession of the Collateral or any part thereof, and to collect and get in the same and for that purpose to enter into and upon any lands, tenements, buildings, houses and premises wheresoever and whatsoever and to do any act and take any proceedings in the name of the Debtor, or otherwise, as the Receiver will consider necessary;

(b)
Carry On Business.  If this Security Agreement creates security interests in substantially all of the Debtor’s present and after-acquired personal property, to carry on or concur in carrying on the business of the Debtor (including, without limiting the generality of the powers contained in this Agreement, the payment of the obligations of the Debtor whether or not the same are due and the cancellation or amendment of any contracts between the Debtor and any other person) and the employment and discharge of such agents, managers, clerks, accountants, servants, workmen and others upon such terms and with such salaries, wages or remuneration as the Receiver thinks proper;

(c)	Repair. To repair and keep in repair the Collateral or any part or parts thereof and to do all necessary acts and things for the protection of the Collateral;

(d)
Arrangements.  To make any arrangement or compromise which the Receiver thinks expedient in the interest of the Secured Party or the Debtor and to assent to any modification or change in or omission from the provisions of this Security Agreement;

(e)
Exchange.  To exchange any part or parts of the Collateral for any other property suitable for the purposes of the Debtor upon such terms as may seem expedient and either with or without payment or exchange of money or equality of exchange or otherwise;

(f)
Borrow.  To raise on the security of the Collateral or any part or parts thereof, by mortgage, charge or otherwise any sum of money required for the repair, insurance or protection thereof, or any other purposes mentioned in this Agreement, or as may be required to pay off or discharge any lien, charge or encumbrance upon the Collateral or any part thereof, which would or might have priority over the security interests hereby created;

(g)
Sell or Lease.  Whether or not the Receiver has taken possession, to sell or lease or concur in the sale or leasing of any of the Collateral or any part or parts thereof after giving the Debtor not less than 20 days’ written notice of his intention to sell or lease and to carry any such sale or lease into effect by conveying, transferring, letting or assigning in the name of or on behalf of the Debtor or otherwise; and any such sale or lease may be made either at public auction or privately as the Receiver will determine and any such sale or lease may be made from time to time as to the whole or any part or parts of the Collateral; and the Receiver may make any stipulations as to title or conveyance or commencement of title or otherwise which the Receiver considers proper; and the Receiver may buy in or rescind or vary any contract for the sale or lease of any of the Collateral or any part or parts thereof, and may resell and release without being answerable for any loss occasioned thereby; and the Receiver may sell or lease any of the same as to cash or part cash and part credit or otherwise as will appear to be most advantageous and at such prices as can be reasonably obtained therefor and in the event of a sale or lease on credit neither he nor the Secured Party will be accountable or charged with any monies until actually received.

6.6 Liability of Receiver.  The Receiver appointed and exercising powers under the provisions hereof will not be liable for any loss howsoever arising unless the same will be caused by the Receiver’s own negligence or wilful default, and the Receiver will when so appointed be considered to be the agent of the Debtor and the Debtor will be solely responsible for the Receiver’s acts and defaults and for the Receiver’s remuneration.

6.7 Effect of Appointment of Receiver.  As soon as the Secured Party takes possession of any Collateral or appoints a Receiver, all powers, functions, rights and privileges of the directors and officers of the Debtor concerning the Collateral will cease, unless specifically continued by the written consent of the Secured Party or the Receiver.

6.8 Validity of Sale or Lease.  No purchaser at any sale and no lessee under any lease purporting to be made in pursuance of the power set out in paragraph 6.3(f) and paragraph 6.5(g) will be bound to see or enquire whether any default has been made or continues or whether any notice required hereunder has been given or as to the necessity or expediency of the stipulations subject to which sale or lease will have been made or otherwise as to the propriety of such sale or lease, or regularity of proceedings or be affected by notice that such default has been made or continues or notice given as aforesaid, or that the sale or lease is otherwise unnecessary, improper or irregular; and in spite of any impropriety or irregularity or notice thereof to such purchaser or lessee the sale or lease as regards such purchaser or lessee will be considered to be within the aforesaid power and be valid accordingly and the remedy (if any) of the Debtor in respect of any impropriety or irregularity whatsoever in any such sale or lease will be in damages only.

6.9 Voluntary Foreclosure.  The Secured Party may elect to retain any of the Collateral in satisfaction of the Obligations or any of them.  The Secured Party may designate any part of the Obligations to be satisfied by the retention of particular Collateral which the Secured Party considers to have a net realizable value approximating the amount of the designated part of the Obligations, in which case only the designated part of the Obligations will be considered to be satisfied by the retention of the particular Collateral.

6.10 Proceeds of Disposition.  The proceeds of the sale, lease or other disposition of the whole or any part of the Collateral will be applied as follows:

(a)	FIRSTLY to pay and discharge all rents, taxes, rates, insurance premiums and out-goings affecting the Collateral;

(b)	SECONDLY to pay all costs and expenses of taking possession and/or sale or lease or otherwise (including the Receiver’s remuneration, if any);

(c)	THIRDLY to pay such amounts as are necessary to keep in good standing all liens and charges on the Collateral prior to the security interests hereby created;

(d)	FOURTHLY to pay any principal, interest and other monies due and payable hereunder (in such order as the Secured Party may require); and

(e)	should any surplus remain in the hands of the Receiver or the Secured Party then the Debtor will be entitled to such surplus.

6.11 No Set-Off Etc.  The Obligations will be paid by the Debtor without regard to any equities between the Debtor and the Secured Party or any right of set-off, combination of accounts or cross-claim.  Any indebtedness owing by the Secured Party to the Debtor may be set off or applied against, or combined with, the Obligations by the Secured Party at any time, either before or after maturity, without demand upon, or notice to, anyone.

6.12 Deficiency.  If the proceeds of the realization of the Collateral are insufficient to fully pay to the Secured Party the Obligations, the Debtor will immediately pay such deficiency or cause it to be paid to the Secured Party.

6.13 Waiver.  The Secured Party may waive any breach by the Debtor of any of the provisions contained in this Security Agreement or any Event of Default, provided always that no act or omission of the Secured Party will extend to or be taken in any manner whatsoever to affect any subsequent breach or Event of Default or the rights resulting therefrom not so specifically waived.

PART 7- NOTICES

7.1 Notices.  In this Agreement:

(a)
Any notice or communication required or permitted to be given under the Agreement will be in writing and will be considered to have been given if delivered by hand, transmitted by facsimile transmission or mailed by prepaid registered post in Canada, to the address or facsimile transmission number of each party set out below:

(i)	if to the Secured Party:

Silverbirch Inc. Suite 500 - 150 Ferrand Drive
Toronto, Ontario M3C 3E5

Attention: Derek van der Plaat
Fax No: (416) 621-7715

(ii)	if to the Debtor:

Red Mile Entertainment, Inc. 223 San Anselmo Avenue,
Suite #3, San Anselmo, CA 94960

Attention: Chester Aldridge Fax No: (415) 480-1393

or to such other address or facsimile transmission number as any party may designate in the manner set out above.

(b)	Notice or communication will be considered to have been received:

(i)	if delivered by hand during business hours, upon receipt by a responsible representative of the receiver, and if not delivered during business hours, upon the commencement of the next business day;

(ii)
if sent by facsimile transmission during business hours, upon the sender receiving confirmation of the transmission, and if not transmitted during business hours, upon the commencement of the next business day; and

(iii)
if mailed by prepaid registered post in Canada, upon the fifth business day following posting; except that, in the case of a disruption or an impending or threatened disruption in postal services every notice or communication will be delivered by hand or sent by facsimile transmission.

(c)	In this Agreement “business day” will mean a day which is not a Saturday, Sunday or defined as a “holiday” under the Interpretation Act (Ontario), as amended or replaced from time to time.

PART 8- GENERAL

8.1 No Automatic Discharge.  This Security Agreement will not be or be considered to have been discharged by reason only of the Debtor ceasing to be indebted or under any liability, direct or indirect, absolute or contingent, to the Secured Party.

8.2 Discharge.  If at any time there are no Obligations then in existence then, at the request and at the expense of the Debtor the Secured Party will cancel and discharge this Security Agreement and the security interests granted in this Agreement and the Secured Party will execute and deliver to the Debtor all such documents as are required to effect such discharge.

8.3 No Obligation to Advance.  The Debtor acknowledges and agrees that none of the preparation, execution or registration of notice of this Security Agreement will bind the Secured Party to advance the monies hereby secured nor will the advance of a part of the monies hereby secured bind the Secured Party to advance any unadvanced portion thereof.

8.4 Security Additional.  The Debtor agrees that the security interests created by this Security Agreement are in addition to and not in substitution for any other security now or hereafter held by the Secured Party.

8.5 Realization.  The Debtor acknowledges and agrees that the Secured Party may realize upon various securities securing the Obligations or any part thereof in such order as it may be advised and any such realization by any means upon any security or any part thereof will not bar realization upon any other security or the security hereby constituted or parts thereof.

8.6 No Merger.  This Security Agreement will not operate so as to create any merger or discharge of any of the Obligations, or of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest held or which may hereafter be held by the Secured Party from the Debtor or from any other person whomsoever.  The taking of a judgment concerning any of the Obligations will not operate as a merger of any of the covenants contained in this Security Agreement.

8.7 Extensions.  The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security interests and otherwise deal with the Debtor, Account Debtors (but only after an Event of Default), sureties and others and with the Collateral and other security interests as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party’s right to hold and realize on the security constituted by this Security Agreement.

8.8 Provisions Reasonable.  The Debtor acknowledges that the provisions of this Security Agreement and, in particular, those respecting rights, remedies and powers of the Secured Party or any Receiver against the Debtor, its business and any Collateral are commercially reasonable.

8.9 Assignment.  The Secured Party may, without notice to the Debtor, at any time assign, transfer or grant a security interest in this Security Agreement and the security interests hereby granted.  The Debtor expressly agrees that the assignee, transferee or secured party, as the case may be, will have all of the Secured Party’s rights and remedies under this Security Agreement and the Debtor will not assert any defence, counter-claim, right of set-off or otherwise any claim which the Debtor now has or hereafter acquires against the Secured Party in any action commenced by any such assignee, transferee or secured party, as the case may be, and will pay the Obligations to the assignee, transferee or secured party, as the case may be, as the Obligations become due.

8.10 Appropriation of Payments.  Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.

8.11 No Representations.  The Debtor acknowledges and agrees that the Secured Party has made no representations or warranties other than those contained in this Security Agreement.

8.12 Use of Collateral by Debtor.  Save as provided in paragraph 1.6, until an Event of Default occurs the Debtor will be entitled to possess, operate, collect, use and enjoy the Collateral in any manner not inconsistent with the terms hereof.

8.13 Modifications, Etc.  No modification or amendment of this Security Agreement will be effective unless in writing and executed by the Debtor and the Secured Party and no waiver of any of the provisions of this Security Agreement will be effective unless in writing and signed by the party waiving the provision.

8.14 Disclosure of Information.  The Debtor hereby consents to the Secured Party, in compliance with any statutory disclosure requirements, disclosing information about the Debtor, this Security Agreement, the Collateral and the Obligations to any person for the purpose of the enforcement of this Security Agreement.

8.15 Statutory Waivers.  To the fullest extent permitted by law, the Debtor waives all of the rights, benefits and protections given by the provisions of any existing statute which imposes limitations upon the powers, rights or remedies of a secured party or upon the methods of realization of security, including any seize or sue or anti-deficiency statute except the PPSA.

PART 9- INTERPRETATION

9.1 Incorporated Definitions.  In this Security Agreement words which are defined in the PPSA which are not defined in this Agreement will have the meaning set out in the PPSA.

9.2 Headings.  The headings in this Security Agreement are inserted for convenience of reference only and will not affect the construction or interpretation of this Security Agreement.

9.3 Severability.  If any provision contained in this Security Agreement is invalid or unenforceable the remainder of this Security Agreement will not be affected thereby and each provision of this Security Agreement will separately be valid and enforceable to the fullest extent permitted by law.

9.4 Laws of Ontario.  This Agreement is governed by, and construed in accordance with, the laws of the Province of Ontario and the Debtor hereby submits to the non-exclusive jurisdiction of the Courts of Ontario concerning this Security Agreement.

9.5 Time of Essence.  Time will be of the essence hereof.

9.6 Number and Gender.  In this Security Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.

9.7 Enurement.  This Security Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

PART 10- ACKNOWLEDGMENT AND WAIVER

10.1 Acknowledgment and Waiver.  The Debtor hereby:

(a)	acknowledges receiving a copy of this Security Agreement; and

(b)
waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement or verification statement filed or issued, as the case may be, at any time in respect of this Security Agreement or any amendments hereto.

TO EVIDENCE ITS AGREEMENT the Debtor has executed this Security Agreement on the date first above written.

RED MILE ENTERTAINMENT, INC.

By:

Chester Aldridge
Chief Executive Officer and Chairman

SCHEDULE 1

Prior Security Interests

Tiger Paw Capital Corp.

SCHEDULE 2

Debtor’s Place(s) of Business and Location(s) of Collateral

223 San Anselmo Avenue, Suite #3, San Anselmo, CA 94960

See attached